Number

S1-X

INCORPORATED UNDER THE LAWS OF THE
State of Delaware

Shares

Dyax Corp.

$0.01 Par Value Per Share

This Certifies That SPECIMEN *is the*

registered holder of Zero () *Shares*
of Series 1 Convertible Preferred Stock of Dyax Corp.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrendering of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated as of ____________

President

Secretary

© GOES 340
All Rights Reserved

Litho in U.S.A.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF THE CORPORATION AND ANY AMENDMENTS THERETO, AND TO THE RIGHTS, PREFERENCES AND VOTING POWERS OF THE PREFERRED STOCK OF THE CORPORATION NOW OR HEREAFTER OUTSTANDING.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE CORPORATION AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, AT THE PRINCIPAL OFFICE OF THE CORPORATION, AND THE CORPORATION WILL FURNISH ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH STATEMENT.

For value received, _________________________________________ hereby sells, assigns, and transfers unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date: _________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.